                                                             Exhibit 10-c-2

                     ROCKWELL INTERNATIONAL CORPORATION

       Resolution of the Board of Directors, adopted September 11, 1996
       ----------------------------------------------------------------



AMENDMENT OF 1995 LONG-TERM INCENTIVES PLAN
-------------------------------------------

        Upon motion duly made and seconded, the following resolution was adopted:

                RESOLVED, that the Corporation's 1995 Long-Term Incentives Plan be and it hereby is amended effective September 1, 1996 to amend
        Section 2(h) thereof to read in its entirety as follows:

                (h) Grant Committee. The Committee excluding those members of the Committee who are not at the time any Grant is made both "outside directors" as defined for purposes of Section 162(m) and the regulations thereunder and "Non-Employee Directors" as defined in rule 16b-3(b)(3)(i) under the Securities Exchange Act of 1934, as amended, for purposes of
                Section 16 of that Act and the rules thereunder.